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                                SCHEDULE OF PARTNERS,
              ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS AND
                  THE AGREED VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

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                                                                                                                        Approximate
                                                                                                                         Percentage
                                                                Value of non-cash              Partnership               ----------
Name and address of partners                                   capital contribution           units issued                Interests
----------------------------                                   --------------------           ------------                ---------

Golf Legends Ltd., Inc.                                                   $30,647,030            1,532,352                   17.67%
    1500 Legends Drive
    Myrtle Beach, SC 29577
Seaside Resorts Ltd.                                                      $16,129,118              806,456                    9.30%
    1500 Legends Drive
    Myrtle Beach, SC 29577

Heritage Golf Club, Ltd., Inc.                                            $16,031,230              801,561                    9.24%
    1500 Legends Drive
    Myrtle Beach, SC 29577

Legends of Virginia LC                                                    $11,963,738              598,187                    6.09%
    1500 Legends Drive
    Myrtle Beach, SC 29577
Northgate                                                                  $3,797,071              189,854                    2.19%
    16450 Northgate Forest Drive
    Houston, TX 77068

Olde Atlanta Golf Club Limited Partnership                                 $1,444,926               72,246                    0.83%
    c/o The Crescent Company
    1580 S. Milwaukee Ave., Suite 208
    Libertyville, IL 60048
Bright's Creek Development Company, LLC                                    $2,119,005              105,950                    1.22%
    104 Cotton Creek Drive
    Gulf Shores, AL 36542

David J. Dick                                                                                       12,500                    0.14%
    14 North Adger's Wharf
    Charleston, SC 29401

W. Bradley Blair, II                                                                                12,500                    0.14%
    14 North Adger's Wharf
    Charleston, SC 29401
James Hoppenrath                                                                                     3,750                    0.04%
    1213 Basswood Drive, Suite 100
    Naperville, IL 60540

Golf Host Resorts, Inc.                                                                            274,039                    3.16%
    c/o Starwood Capital Group, L.P.
    Three Pickwick Plaza, Suite 250
    Greenwich, CT 06830
John J. Rainieri, Sr.                                                                              121,529                     1.4%
Betty Rainieri
Raintree Country Club, Inc.
    4350 Mayfair Road
    Uniontown, Ohio 44685

Eagle Watch Golf Club Limited Partnership                                                           70,158                     .81%
    c/o E. Neal Trogdon
    The Crescent Company
    1580 South Milwaukee Avenue, Suite 208
    Libertyville, Illinois 60048

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                                                                                                                        Approximate
                                                                                                                         Percentage
                                                                Value of non-cash              Partnership               ----------
Name and address of partners                                   capital contribution           units issued                Interests
----------------------------                                   --------------------           ------------                ---------

GTA LP, Inc.                                                                                     4,051,985                   46.73%
    14 North Adger's Wharf
    Charleston, SC 29401
GTA GP, Inc.                                                                                        17,341                    0.20%
    14 North Adger's Wharf
    Charleston, SC 29401
Total Partnership Units                                                                          8,670,408                  100.00%
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